Deposits (Details 1) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Schedule of maturities of certificates of deposit
One year or less	$ 321,254	$ 374,476
After one to two years	141,160	150,704
After two to three years	58,527	67,070
After three to four years	6,298	11,766
After four years to five years	13,318	16,649
Thereafter	24,724	17,329
Time Deposits, Total	$ 565,281	$ 637,994